SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:
[X] Preliminary Proxy Statement              [_] Confidential, For Use of the
[_] Definitive Proxy Statement                   Commission Only (as permitted
[_] Definitive Additional Materials              by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5) Total fee paid:

     --------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials:

     --------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     --------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3) Filing Party:

     --------------------------------------------------------------------------

     (4) Date Filed:

     --------------------------------------------------------------------------

[ADVANTAGE ADVISERS LOGO]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                            622 Third Ave., 8th Floor
                            New York, New York 10017

Dear Shareholder:

         You are cordially invited to attend the special meeting (the "Meeting") of shareholders of Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Trust"), to be held on April 25, 2003 at 2:00 p.m., New York time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036.

         On January 2, 2003, Fahnestock Viner Holdings Inc. ("Fahnestock"), its subsidiary, Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce ("CIBC") entered into an agreement pursuant to which Fahnestock & Co. Inc. (or an affiliated company) will, subject to certain conditions, acquire the asset management business of CIBC WM (the transaction"), including its ownership in, and control of, Advantage Advisers, L.L.C., the investment adviser (the "Investment Adviser") to the Trust. Consummation of the Transaction will result in a change of control of the Investment Adviser and, thus, as required by the Investment Company Act of 1940, as amended (the "1940 Act"), will result in automatic termination of the existing investment advisory agreement that the Trust and the Investment Adviser are parties to and the existing sub-investment advisory agreements that the Trust, the Investment Adviser and the Trust's sub-investment advisers are parties to. Consequently, the Board of Trustees of the Trust has called the Meeting to approve the following items.

         At the Meeting, shareholders of the Trust will be asked to vote: (1) to approve or disapprove a new investment advisory agreement between the Trust and the Investment Adviser, (2) to approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Alkeon Capital Management, LLC, (3) to approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Kilkenny Capital Management, L.L.C., (4) to approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and KBW Asset Management, Inc., (5) to approve certain changes in the Trust's fundamental share repurchase policies, and (6) to transact such other business as may properly come before the Meeting and any adjournments thereof.

         Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                               Sincerely yours,



                                               Howard M. Singer
                                               Chairman of the Board of Trustees

 Shareholders Are Urged to Sign and Date the Enclosed Proxy Card and Return it
   in the Enclosed Envelope or by Facsimile to 1-877-226-7171. Shareholders
       may also vote by telephone at 1-877-456-6399. Call 1-877-456-6399 if you have any questions regarding the voting of your shares.

                              QUESTIONS AND ANSWERS

Q:       WHAT IS BEING ACQUIRED IN THE TRANSACTION?


A: Fahnestock & Co. has agreed to acquire the asset management business of CIBC World Markets Corp., which includes the ownership and control of Advantage Advisers, L.L.C., the Investment Adviser of the Trust. The Trust itself is not being acquired.


Q:       WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?


A: Pursuant to the 1940 Act, consummation of the Transaction will result in the change of control of the Investment Adviser, which will cause the automatic termination of the Trust's existing investment advisory agreement with the Investment Adviser. In addition, the change of control of the Investment Adviser will also cause the Trust's existing sub-investment advisory agreements with each of Alkeon Capital Management, LLC, KBW Asset Management, Inc. and Kilkenny Capital Management, L.L.C. to terminate because the Investment Adviser is a party to such sub-investment advisory agreements. Under the 1940 Act, shareholders are required to approve new investment advisory agreements. Therefore, in anticipation of the consummation of the Transaction and to provide continuity of investment advisory services, the Board has unanimously approved, and shareholders are being asked to approve, a new investment advisory agreement with the Investment Adviser, and new sub-investment advisory agreements with each of Alkeon Capital Management, LLC, KBW Asset Management, Inc. and Kilkenny Capital Management, L.L.C. The new investment advisory and sub-investment advisory agreements are substantially identical to the existing agreements.


         In addition, because the Trust is holding a meeting of shareholders, the Board has determined to present to shareholders a proposal to approve certain changes in the Trust's fundamental share repurchase policies.


Q:       HOW WILL THE ACQUISITION AFFECT ME AS A FUND SHAREHOLDER OF THE TRUST?


A: Your Trust shares and the fees charged to the Trust will not change as a result of the Transaction. Fahnestock & Co. has advised the Board of Trustees that it expects the current senior management team of the Investment Adviser to continue following the Transaction. The Baord has considered the potential impact of the Tranaction on other aspects of the Trust's operations. In this regard, the Board believes that the operations of the Trust will be performed at the same level following the Transaction.


Q:       HOW DOES THE BOARD RECOMMEND THAT I VOTE?


A: The Board of Trustees recommends that shareholders vote "FOR" the approval of the new investment advisory and sub-investment advisory agreements and "FOR" the approval of certain changes to the fundamental share repurchase policies.


Q:       HOW DO I VOTE/WHERE SHOULD I CALL IF I HAVE QUESTIONS?


A:       You may vote by using one of the following options:


         o By mail: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;

         o By fax: Mark, sign and date the enclosed proxy card and fax both sides of the card to 1-877-226-7171. Do not mail the paper proxy card; or

         o By phone: Call 1-877-456-6399 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

         Call 1-877-456-6399 if you have any questions regarding the voting of your shares.

[ADVANTAGE ADVISERS LOGO]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                        [March   ], 2003

To the Shareholders of Advantage Advisers Multi-Sector Fund I:

         The Special Meeting of Shareholders (the "Meeting") of Advantage Advisers Multi-Sector Fund I (the "Trust") will be held on April 25, 2003 at 2:00 p.m., New York time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036.

         The Meeting will be held for the following purposes:

         1. To approve or disapprove a new investment advisory agreement between the Trust and Advantage Advisers, L.L.C. (the "Investment Adviser").

         2. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Alkeon Capital Management, LLC.

         3. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Kilkenny Capital Management, L.L.C.

         4. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and KBW Asset Management, Inc.

         5. To approve or disapprove certain changes to the Trust's fundamental share repurchase policies.

         6. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on February 26, 2003 have the right to vote at the Meeting.

         Whether or not you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                  By Order of the Board of Trustees of Advantage Advisers Multi-Sector Fund I



                                  Brian E. McKigney
                                  Secretary

                       WE NEED YOUR PROXY VOTE IMMEDIATELY

         You may think your vote is not important, but it is vital. By law, the Special Meeting of Shareholders of the Trust scheduled for April 25, 2003 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Trust would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Trust to hold the Meeting as scheduled, so please vote your proxy immediately.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                            622 Third Ave., 8th Floor
                            New York, New York 10017

                                 PROXY STATEMENT

         This Proxy Statement and enclosed form of proxy are being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Advantage Advisers Multi-Sector Fund I (the "Trust") for use at a Special Meeting of Shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on April 25, 2003 at 2:00 p.m., New York time (the "Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about [March ], 2003.

         It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by CIBC WM. Advantage Advisers, L.L.C. (the "Investment Adviser"), the Trust's officers, and the administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, or personal interview. If the Trust records proxy votes by telephone, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and electing to vote in person. Proxies given by telephone may be revoked at any time before they are voted in the same manner as proxies given by mail.

         The following summarizes the proposals to be voted on at the Meeting.

Proposals

1. To approve or disapprove a new investment advisory agreement between the Trust and Advantage Advisers, L.L.C.

2. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Alkeon Capital Management, LLC.

3. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Kilkenny Capital Management, L.L.C.

4. To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and KBW Asset Management, Inc.

5. To approve or disapprove certain changes to the Trust's fundamental share repurchase policies.

6. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         A Proxy Card is enclosed with respect to the shares you own in the Trust. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

         Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

     The Trust's Board of Trustees Unanimously Recommends a Vote in Favor of each Proposal Described in this Proxy Statement.

Dated: [March  ], 2003

                                 INTRODUCTION


         On January 2, 2003, Fahnestock Viner Holdings Inc. ("Fahnestock"), Fahnestock & Co. Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce ("CIBC") entered into an agreement pursuant to which Fahnestock & Co. (or an affiliated company) agreed to acquire the asset management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, the Investment Adviser. In addition, pursuant to that agreement, Fahnestock & Co. acquired the U.S. brokerage business of CIBC WM. Currently, CIBC WM is the sole shareholder of Advantage Advisers, Inc., the managing member of the Investment Adviser.

         Upon consummation of the Transaction, Fahnestock & Co. or an affiliated company will be the corporate parent of Advantage Advisers, Inc. and the Investment Adviser. The Transaction represents a change in ownership of the parent corporation of the Investment Adviser from CIBC WM to Fahnestock & Co. and, among other things, will result in the termination of the existing investment advisory agreement between the Investment Adviser and the Trust (the "Existing Advisory Agreement").

         In addition, because the Investment Adviser and the Fund have contracted sub-investment advisory services to three sub-investment advisers, Alkeon Capital Management, LLC ("Alkeon"), Kilkenny Capital Management, L.L.C. ("Kilkenny") and KBW Asset Management, Inc. ("KBW Asset Management"), respectively (each, a "Sub-Adviser"), the Transaction will also result in the termination of the existing sub-investment advisory agreements in effect among each Sub-Adviser, the Investment Adviser and the Trust (each, an "Existing Sub-Advisory Agreement").

         The Transaction is anticipated to close on or about April 30, 2003; however, it is subject to a number of conditions, including regulatory approvals. If for any reason the Transaction is not consummated, the Existing Advisory Agreement and Existing Sub-Advisory Agreements will remain in effect in accordance with their terms. Should this occur, the Board would consider what action might be appropriate, which could include liquidating the Fund or finding a substitute investment adviser.

         The Investment Adviser intends to continue to serve as the investment adviser to the Trust after the Transaction. In addition, each of Alkeon, Kilkenney and KBW Asset Management intends to continue to serve as a sub-investment adviser to the Trust after the Transaction. Fahnestock has advised the Board that it does not have any plans to materially alter the investment advisory services provided to the Trust as a result of the Transaction or to make any change in the key personnel responsible for overseeing the investment activities of the Trust.

         Advantage Advisers, Inc., which is currently a wholly-owned subsidiary of CIBC WM, is the managing member of (and controls) the Investment Adviser and oversees the Investment Adviser's provision of investment advice to the Fund, subject to the supervision of the Board. CIBC WM is wholly-owned by CIBC World Markets Holdings Inc., which is 98% owned by CIBC Delaware Holdings Inc. CIBC World Markets Inc., a Canadian company, owns 83% of CIBC Delaware Holdings Inc., and CIBC, a Canadian bank, owns 100% of CIBC World Markets Inc. The Investment Adviser serves as such pursuant to the Existing Advisory Agreement, which is dated as of January 21, 2002. The Investment Adviser, which has its principal offices at 622 Third Ave., 8th Floor, New York, New York 10017, is a Delaware limited liability company formed in 2001. CIBC WM also serves as the Trust's principal distributor. CIBC WM serves as investment adviser and/or administrator to several other registered and unregistered funds and acts as investment adviser and sponsor of various wrap fee programs and managed accounts. CIBC WM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

         Fahnestock common stock is listed on the NYSE (FVH). Fahnestock & Co. is registered as an investment adviser under the Adviser Act, and as a broker-dealer under the 1934 Act. Fahnestock & Co. is a full-service, self-clearing securities brokerage firm headquartered in New York. Fahnestock & Co. is a member firm of the New York Stock Exchange, all principal U.S. exchanges and the NASD.

         After consummation of the Transaction, the combined firm will have over seventeen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on financial consultants and client assets.

         Fahnestock & Co. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner International Co., which in turn is wholly-owned by Fahnestock. 50% of Fahnestock is owned by Phase II Financial Ltd., which is wholly-owned by Albert Grinsfelder Lowenthal. As a result of his share ownership, Mr. Lowenthal may be deemed a controlling person of Fahnestock & Co. and its subsidiaries. Fahnestock and Fahnestock & Co. are subject to the informational requirements of the 1934 Act. Reports filed by Fahnestock & Co. with the Securities and Exchange Commission ("SEC") will be made available to any investor upon request and are also available on the SEC's website (http://www.sec.gov).

         In connection with the Transaction, CIBC and/or CIBC WM, on the one hand, and Fahnestock and/or Fahnestock & Co., on the other, entered into a series of related agreements pursuant to which there would be an ongoing relationship between the parties following the closing. These agreements relate primarily to the sale of the U.S. brokerage business, including CIBC WM's providing research to Fahnestock & Co. and clearing transactions executed by Fahnestock & Co. In addition, CIBC agreed for a period of time not to compete against or solicit certain clients of Fahnestock & Co. in connection with the brokerage business being acquired; CIBC also agreed for a period of time not to solicit certain employees or clients of Fahnestock & Co. in connection with the asset management business being acquired.

Compliance With Section 15(f) of the 1940 Act

         Fahnestock & Co. and CIBC WM intend to comply with the "safe harbor" afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined by the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

         The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser. The Board of Trustees currently consists of four members, three of which are not interested persons of the Trust, the Investment Adviser or Fahnestock, or any of their respective affiliated persons, and currently satisfies the requirement that 75% of the Board not be interested persons with the meaning of the 1940 Act. It is expected that the composition of the Board will continue to satisfy the condition of Section 15(f) for the requisite three-year period.


 PROPOSAL 1: APPROVAL OR DISAPPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT


         At the Meeting, shareholders will be asked to vote on the approval of a new investment advisory agreement between the Investment Adviser and the Trust (the "New Advisory Agreement"). The principal terms of the New Advisory Agreement are summarized below and a copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A. The description of the New Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

         As required by the 1940 Act, the Existing Advisory Agreement provides for automatic termination upon "assignment." Consummation of the Transaction between CIBC and Fahnestock may be deemed to be an assignment under the 1940 Act of the Existing Advisory Agreement as a result of the change of control of the Investment Adviser. The Transaction will therefore result in the termination of the Existing Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Transaction, and to provide continuity in investment management services, the Board of Trustees, including a majority of the Board who are not "interested persons" under the 1940 Act, at a meeting held on January 24, 2003, approved the New Advisory Agreement between the Trust and the Investment Adviser and directed that it be submitted to the shareholders of the Trust for approval.

         In the event the proposed New Advisory Agreement is not approved by shareholders and the Transaction is completed, the Board will promptly consider alternatives to ensure continuing investment management services for the Trust. If for any reason the Transaction is not consummated, the Existing Advisory Agreement will remain in effect in accordance with its terms, even if the New Advisory Agreement is approved by shareholders. Should this occur, the Board would consider what action might be appropriate, which could include liquidating the Fund or finding a substitute investment adviser.

Description of the Existing and New Advisory Agreements

         The Existing Advisory Agreement was last approved by the sole shareholder of the Trust on January 21, 2002 in connection with the initial organization of the Trust. In the Existing Advisory Agreement, subject to direction and control of the Board, the Investment Adviser supervises and manages the investment and reinvestment of the Trust's assets, and retains sub-investment advisers to assist in managing the Trust's investments. The Investment Adviser is also responsible for monitoring adherence by the sub-investment advisers to the investment strategies of the Trust and performing, or arranging for suitable third parties to provide, the management and administrative services necessary for the operation of the Trust.

         Different Terms and Conditions. As previously noted, the terms and conditions of the New Advisory Agreement are the same as those of the Existing Advisory Agreement, except that the New Advisory Agreement will be dated as of the date of the Transaction.

         Unless a difference is specifically discussed above, the terms of the New Advisory Agreement are the same as those of the Existing Advisory Agreement and there are no other material differences. The advisory fees provided for in the Existing Advisory Agreement will remain the same and not change in the New Advisory Agreement.

         The Existing Advisory Agreement and New Advisory Agreement provide that, subject to the general supervision of the Board of Trustees, the Investment Adviser will, among other things, (1) act as investment adviser for, and supervise and manage the investment and reinvestment of, the Trust's assets and have complete discretion in purchasing and selling securities and other assets for the Trust, (2) supervise continuously the investment program of the Trust and the composition of its investment portfolio and identify, make arrangements for and retain sub-investment advisers to assist in managing the Trust's assets and monitor adherence by the sub-investment advisers to the investment strategies selected for use by the Trust; (3) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Trust; and (4) provide, or arrange to have provided, investment research to the Trust. The Investment Adviser will sub-contract investment advisory services with respect to the Trust to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Trust and approved in accordance with the provisions of the 1940 Act.

         The Existing Advisory Agreement and New Advisory Agreement provide that the Investment Adviser will furnish at its own expense all office facilities and certain support and administrative services and personnel necessary or appropriate to the performance of its duties thereunder. The Investment Adviser will also pay the salaries and fees of all personnel of the Trust or the Investment Adviser performing services related to the Investment Adviser's duties under the Existing Advisory Agreement and New Advisory Agreement.

         The Existing Advisory Agreement and New Advisory Agreement provide that the Investment Adviser may place orders for portfolio securities either directly with the issuer of the securities or with any broker or dealer selected by the Investment Adviser. In placing orders with brokers and/or dealers under the agreements, the Investment Adviser is obligated, subject to the considerations set forth below, to use its best efforts to obtain the best price and execution of orders after taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers (including affiliates of the Trust) that provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to or for the benefit of the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized under the agreements to pay or cause the Trust to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term.

         The Existing Advisory Agreement and New Advisory Agreement provide that the Investment Adviser will act in accordance with the 1940 Act and the Advisers Act, applicable rules and regulations, applicable provisions of law, the Declaration of Trust and By-Laws of the Trust, the investment strategy of the Trust, and the policies and determinations of the Board. Under the Existing Advisory Agreement and New Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with its performance thereunder. In addition, the Trust indemnifies the Investment Adviser and its affiliates and controlling persons ("Indemnitees") against any liabilities and expenses reasonably incurred in connection with the defense or disposition of any suit or other proceeding before any court or investigative body by reason having acted under the agreements, except with respect to any matter as an Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund (or, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful). However, no indemnification is available against liabilities or expenses arising by reason of such Indemnitees' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnitee's position. Prior to the payment of any indemnification or advance payments to any Indemnitee by the Trust, certain conditions must be satisfied designed to ensure that any such payment is proper under each agreement.

         No provision of either agreement shall be construed to protect any Trustee or officer of the Trust or the Investment Adviser from liability in violation of Section 17(i) of the 1940 Act which prohibits protection from liability in the event of willful misfeasance, bad faith, gross negligence, or reckless disregard of one's duties or obligations under a contract.

         Effective Date of New Advisory Agreement. If approved by a majority of the outstanding voting securities (as defined below) of the Trust and the Transaction is completed, the New Advisory Agreement will become effective at the time of the consummation of the Transaction, and will continue in effect for two years from the date of effectiveness unless terminated sooner. Thereafter, if not terminated, the New Advisory Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of those directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the outstanding voting securities of the Trust or (ii) the vote of a majority of the full Board of Trustees.

         Termination. The Existing Advisory Agreement and New Advisory Agreement provide that they may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board or by the vote of a majority of the Trust's outstanding shares, on 60 days' written notice to the Investment Adviser; or (ii) the Investment Adviser, on 60 days' written notice to the Trust. The Existing Advisory Agreement and New Advisory Agreement provide that they will terminate immediately in the event of an "assignment" (as defined in the 1940 Act).

         Fees. For the services provided and the expenses assumed pursuant to the Existing Advisory Agreement and New Advisory Agreement, the Investment Adviser is entitled to a management fee, payable monthly, at the annual rate of 1.25% of the Fund's daily net assets, calculated pursuant to the procedures adopted by the Board of Trustees of the Fund for calculating the value of the Fund's assets or delegating such calculations to third parties.

         In addition to the management fee, pursuant to the Existing Advisory Agreement and New Advisory Agreement, the Trust has agreed to pay the Investment Adviser an incentive fee in an amount equal to 20% of each separate investment account's net profit for any fiscal period, which is an amount equal to such separate investment account's realized and unrealized gains and investment income net of realized and unrealized depreciation, investment loss and allocated expenses. For the fiscal year ended September 30, 2002, the Trust paid the Investment Adviser management fees in the amount of $447,362 and no incentive fee.

         There will be no change in the contractual advisory fees payable by the Trust as a result of approval of the New Advisory Agreement. The New Advisory Agreement, like the Existing Advisory Agreement, entitles the Investment Adviser to receive management and incentive fees as described above.

         Evaluation by the Board of Trustees. The New Advisory Agreement was unanimously approved by the Board of Trustees and by those members of the Board of Trustees who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Advisory Agreements, at a meeting held on January 24, 2003.

         In approving the New Advisory Agreement and determining to submit it to shareholders for approval, the Board determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New Advisory Agreement. The Board believes that the New Advisory Agreement will enable the Trust to obtain high-quality investment advisory services at a cost which it deems appropriate and reasonable and that approval of the New Advisory Agreement is in the best interests of the Trust and its shareholders.

         In connection with their considerations, the Trustees requested and received and, with the assistance of independent legal counsel, reviewed information regarding the New Advisory Agreement and relevant materials furnished by the Investment Adviser, CIBC WM and Fahnestock. These materials included written information regarding Fahnestock and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.

         In addition, Albert G. Lowenthal, the Chairman and CEO of Fahnestock & Co., met with the Board to discuss Fahnestock's current intentions with respect to the Investment Adviser and responded to questions of the Board. In discussions with representatives of Fahnestock, the Board was advised that Fahnestock does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Investment Adviser, or in the manner in which the Investment Adviser renders services to the Trust. Fahnestock further advised the Board that it anticipates the eligibility of the Investment Adviser to serve as the Trust's investment adviser will not be affected by the Transaction, that the Investment Adviser will continue to provide investment advice with no material changes in operating conditions, and, in particular, that the Transaction will not adversely affect the ability of the Investment Adviser to fulfill its obligations under the New Advisory Agreement.

         In considering the New Advisory Agreement, the Board focused primarily on the nature, quality and scope of operations and services to date provided by the Investment Adviser to the Trust, which are expected to continue to be provided after the Transaction and that the contractual management fee and incentive fees payable under the New Advisory Agreement would be identical to the fees payable under the Existing Advisory Agreement. It also focused on the fact that the Existing Advisory Agreement and the New Advisory Agreement, including the terms relating to the services to be performed by the Investment Adviser, are the same in all material respects. In connection with these primary considerations, the Board considered the New Advisory Agreement in comparison to the investment advisory arrangements of other investment companies and funds, including funds advised by affiliates of the Investment Adviser; particularly, with regard to the level of fees, and the benefits to the Investment Adviser of its relationship with the Trust. The Board also considered that the key personnel who provide investment advice to the Trust under the supervision of CIBC WM, would continue to provide investment advice to the Trust after the Transaction, and the commitment of Fahnestock & Co. to maintain the continuity of management functions and to enhance the services provided to the Trust by the Investment Adviser.

         In addition to the foregoing considerations, the Board considered the likelihood of the Investment Adviser's continued financial stability following consummation of the Transaction; particularly in light of the overall experience and reputation of Fahnestock & Co., and its financial stability, and also considered whether there are any aspects of the Transaction likely to affect adversely the ability of the Investment Adviser to retain and attract qualified personnel following the Transaction. In connection with these considerations, the Board also considered possible alternatives to approval of the New Advisory Agreement.

         During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Trust and its shareholders of the proposed Transaction. The Board determined that shareholders would likely benefit from the expected retention and the continued availability of the management expertise of the key personnel who provide investment advice to the Trust. In addition, the Board deemed it beneficial to the Trust to be affiliated with Fahnestock for several reasons, including the expanded distribution capabilities of Fahnestock.

         Based upon its evaluation of the relevant information presented to it, and in light of the fiduciary duties of the Managers under federal and state law, the Board, including all of the Independent Trustees, determined that the New Advisory Agreement is in the best interests of the Trust and shareholders, and recommends that shareholders approve the New Advisory Agreement.

         The officers and Trustees of the Trust and their principal occupations are set forth in Annex I hereto.

         Payments to Affiliates. For the fiscal year ended September 30, 2002, the Trust paid the following brokerage commissions to the following affiliated brokers.

                                                                      Percentage of Aggregate Brokerage
        Affiliated Broker              Brokerage Commissions        Commissions paid to Affiliated Broker
        -----------------              ---------------------        -------------------------------------

  Keefe, Bruyette & Woods, Inc.                $23,377                             3.638%
             CIBC WM                           $12,641                             1.967%

         In addition, for the fiscal year ended September 30, 2002, CIBC WM was paid $55,159.81 in shareholder servicing fees by the Trust. As CIBC WM will be replaced as principal distributor upon consummation of the Transaction, CIBC WM is not expected to perform any shareholder services and receive compensation therefor.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENT

PROPOSAL 2: APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                     WITH ALKEON CAPITAL MANAGEMENT, LLC

                                       AND

 PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                   WITH KILKENNY CAPITAL MANAGEMENT, L.L.C.

                                       AND

 PROPOSAL 4: APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                       WITH KBW ASSET MANAGEMENT, INC.


         At the Meeting, shareholders will be asked to vote on the approval of each New Sub-Advisory Agreement. The principal terms of each New Sub-Advisory Agreement are summarized below and a copy of each New Sub-Advisory Agreement is attached to this Proxy Statement as Appendices B, C and D, respectively. The description of the New Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendices B, C, and D.

         As required by the 1940 Act, each Existing Sub-Advisory Agreement provides for automatic termination upon "assignment." Because the Investment Adviser is a party to each Existing Sub-Advisory Agreement, consummation of the Transaction may be deemed to be an assignment under the 1940 Act of each Existing Sub-Advisory Agreement, as a result of the change of control of the Investment Adviser. The Transaction will therefore result in the termination of each Existing Sub-Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Transaction, and to provide continuity in investment management services, the Board of Trustees, including a majority of the Board who are not "interested persons" under the 1940 Act, at a meeting held on January 24, 2003, approved each New Sub-Advisory Agreement and directed that each be submitted to the shareholders of the Trust for approval.

         In the event the proposed New Sub-Advisory Agreements (or any of them) are not approved by shareholders and the Transaction is completed, the Board will promptly consider alternatives to ensure continuing investment management services for the Trust (or the separate investment accounts). If the New Sub-Advisory Agreements are approved and the Transaction is not completed, the New Sub-Advisory Agreements will not take effect and the Trust will continue to operate under the Existing Sub-Advisory Agreements.

Description of the Existing and New Sub-Advisory Agreements

         The Existing Sub-Advisory Agreements were approved by the sole shareholder of the Trust on March 10, 2002 in connection with the initial organization of the Trust. In the Existing Sub-Advisory Agreements, subject to oversight and supervision by the Investment Adviser and direction and control of the Board, each of the Sub-Advisers supervises and manages the investment and reinvestment of its separate investment account's assets.

         Each of the Existing Sub-Advisory Agreements contains the same material terms and conditions as the other Existing Sub-Advisory Agreements, except that each Existing Sub-Advisory Agreement is by and between the Trust, the Investment Adviser, and a different Sub-Adviser and each Existing Sub-Advisory Agreement pertains to investment services with respect to different separate investment accounts, each focusing on a different sector. The agreement by and between the Trust, the Investment Adviser and Alkeon is with respect to the technology separate investment account of the Trust. The agreement by and between the Trust, the Investment Adviser and Kilkenny is with respect to the healthcare/biotechnology separate investment account of the Trust. The agreement by and between the Trust, the Investment Adviser and KBW Asset Management is with respect to the banking/financial services separate investment account of the Trust.

         Different Terms and Conditions. As previously noted, the terms and conditions of each of the New Sub-Advisory Agreements are substantially the same as those of the corresponding Existing Sub-Advisory Agreement, except that the New Sub-Advisory Agreements will each be dated as of the date of the Transaction and will refer to the New Advisory Agreement (assuming it becomes effective) instead of the Existing Advisory Agreement.

         Unless a difference is specifically discussed above, the terms of each New Sub-Advisory Agreement are the same as those in each Existing Sub-Advisory Agreements and there are no other material differences. The advisory fees provided for in each Existing Sub-Advisory Agreement will remain the same and not change in each New Sub-Advisory Agreement.

         The Existing Sub-Advisory Agreements and New Sub-Advisory Agreements provide that, subject to the direction and control of the Board of Trustees, and the oversight and supervision of the Investment Adviser, each Sub-Adviser will, among other things, (1) act as sub-investment adviser for, and supervise and manage the investment and reinvestment of, their respective separate investment account's assets and have complete discretion in purchasing and selling securities and other assets for their respective separate investment account, (2) supervise continuously the investment program of their respective separate investment account and the composition of its investment portfolio;
(3) arrange for the purchase and sale of securities and other assets held in their respective separate investment account; and (4) provide, or arrange to have provided, investment research to the Trust.

         The Existing Sub-Advisory Agreements and New Sub-Advisory Agreements each provide that the Sub-Advisers will furnish at their own expense all office facilities and certain support and administrative services and personnel necessary or appropriate to the performance of its duties thereunder.

         The Existing Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Advisers may place orders for portfolio securities either directly with the issuer of the securities or with any broker or dealer selected by the Sub-Advisers. In placing orders with brokers and/or dealers under the agreements, each of the Sub-Advisers is obligated, subject to the considerations set forth below, to use its best efforts to obtain the best price and execution of orders after taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this obligation, each Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers (including affiliates of the Trust) that provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to or for the benefit of the Trust and/or other accounts over which the Sub-Adviser exercises investment discretion. Each of the Sub-Advisers is authorized under the agreements to pay or cause the Trust to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term.

         The Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements each provide that the Sub-Advisers will act in accordance with the 1940 Act and the Advisers Act, applicable rules and regulations, applicable provisions of law, the Declaration of Trust and By-Laws of the Trust, the investment strategy of the Trust, and the policies and determinations of the Board. Under the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with its performance thereunder. In addition, the Trust indemnifies the Sub-Advisers and its affiliates and controlling persons ("Indemnitees") against any liabilities and expenses reasonably incurred in connection with the defense or disposition of any suit or other proceeding before any court or investigative body by reason having acted under the agreements, except with respect to any matter as an Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund (or, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful). However, no indemnification is available against liabilities or expenses arising by reason of such Indemnitees' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnitee's position. Prior to the payment of any indemnification or advance payments to any Indemnitee by the Trust, certain conditions must be satisfied designed to ensure that any such payment is proper under each agreement.

         No provision of the Existing Sub-Advisory Agreements or New Sub-Advisory Agreements shall be construed to protect any director or officer of the Sub-Advisers from liability in violation of Section 17(i) of the 1940 Act which prohibits protection from liability in the event of willful misfeasance, bad faith, gross negligence, or reckless disregard of one's duties or obligations under a contract.

         Effective Date of New Sub-Advisory Agreements. If approved by a majority of the outstanding voting securities (as defined below) of the Trust and the Transaction is completed, the New Sub-Advisory Agreements will become effective at the time of the consummation of the Transaction, and will continue in effect for two years from the date of effectiveness unless terminated sooner. Thereafter, if not terminated, the New Sub-Advisory Agreements will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to the New Sub-Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the outstanding voting securities of the Trust; or (ii) the vote of a majority of the full Board of Trustees.

         Termination. The Existing Sub-Advisory Agreements and New Sub-Advisory Agreements provide that they may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board or by the vote of a majority of the Trust's outstanding shares, on 60 days' written notice to the Sub-Adviser; or (ii) the Sub-Adviser, on 60 days' written notice to the Trust. The Existing Sub-Advisory Agreements and New Sub-Advisory Agreements provide that they will terminate immediately in the event of an "assignment" (as defined in the 1940 Act).

         Fees. For the services provided and the expenses assumed pursuant to the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements, each Sub-Adviser is entitled to a fee, paid by the Investment Adviser, in the amount of 0.25% of the average daily net assets of their respective separate investment account.

         As non-managing members of the Investment Adviser, each Sub-Adviser shares in the profits of the Investment Adviser.

         For the fiscal year ended September 30, 2002, the Investment Adviser paid advisory fees to each Sub-Adviser in the amounts following such Sub-Adviser's name:

                           Sub-Adviser                   Advisory Fees
                           -----------                   -------------
                           Alkeon                        $69,289
                           Kilkenny                      $69,859
                           KBW Asset Management          $71,565

         There will be no change in the contractual advisory fees payable by the Trust or the Investment Adviser as a result of approval of the New Sub-Advisory Agreements. The New Sub-Advisory Agreements, like the Existing Sub-Advisory Agreements, entitles each of the Sub-Advisers to receive management fees, paid monthly, at in the amount described above.

         Evaluation by the Board of Trustees. The New Sub-Advisory Agreements were unanimously approved by the Board of Trustees and by those members of the Board of Trustees who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreements, at a meeting held on January 24, 2003.

         In approving the New Sub-Advisory Agreements and determining to submit them to shareholders for approval, the Board considered that no change of control of any Sub-Adviser was occurring as a result of the Transaction; and that the continuity and efficiency of portfolio management services to the Trust's separate investment accounts after the Transaction can best be assured by approving the New Sub-Advisory Agreements.

         In connection with their considerations, the Trustees requested and received and, with the assistance of independent legal counsel, reviewed materials furnished by each Sub-Adviser; also considered were the materials furnished by the Investment Adviser, CIBC WM and Fahnestock (referenced above) in connection with the Board's consideration of the New Advisory Agreement.

         In approving the New Sub-Advisory Agreements, the Board focused primarily on the nature, quality and scope of operations and services to date provided by each Sub-Adviser to the Trust, which are expected to continue to be provided after the Transaction. The Board also considered that the New Sub-Advisory Agreements are the same as the Existing Sub-Advisory Agreements (except as noted above) and that the contractual advisory fee rate payable under the New Sub-Advisory Agreements would be identical to the contractual advisory fee rate payable under the Existing Sub-Advisory Agreements. In connection with these primary considerations, the Board considered the New Sub-Advisory Agreements in comparison to investment advisory arrangements of other investment companies and funds, including funds advised by affiliates of the Investment Adviser; particularly, with regard to the level of fees, and the benefits to the Sub-Adviser of its relationship with the Trust. The Board considered that, as a result of the Transaction, none of the Sub-Advisers had any plans to materially alter the investment advisory services provided to, or to make any changes in the key personnel responsible for overseeing the investment activities of, their respective separate investment accounts. Based on its evaluation, the Board of Trustees concluded that approval of the New Sub-Advisory Agreements would be in the best interests of the Trust and its shareholders.

         In addition to the foregoing considerations, the Board considered, where relevant, information regarding Fahnestock provided to it, including the statements and representations of Fahnestock or its representatives previously considered in connection the Board's approval of the New Advisory Agreement, and the effect of the Transaction on the provision of portfolio management services by the Sub-Advisers to their respective separate investment account.

         Based upon its evaluation of the relevant information presented to it, and in light of the fiduciary duties of the Trustees under federal and state law, the Board, including all of the independent Trustees, determined that the New Sub-Advisory Agreements are in the best interests of the Trust and shareholders, and recommends that shareholders approve each New Sub-Advisory Agreement.

         Information About the Sub-Advisers. Alkeon Capital Management, LLC ("Alkeon"), which has its principal offices at 350 Madison Avenue, 9th Floor, New York, New York 10017, was founded in December of 2001. Alkeon is responsible for management of the technology separate investment account. Panayotis ("Takis") Sparaggis, as a result of his interest in Alkeon is a controlling person of Alkeon. From May 1995 through the founding of Alkeon, Mr. Sparaggis was employed by CIBC World Markets or its predecessors. He has managed investments for CIBC World Markets using the same investment strategy that he will use in managing the Fund's technology separate investment account since July 1996.

         Kilkenny Capital Management, L.L.C. ("Kilkenny"), which has its principal offices at 311 S. Wacker Drive, Suite 6350, Chicago, Illinois 60606, was founded in 1995. Kilkenny is responsible for management of the healthcare/biotechnology separate investment account. Michael Walsh and his wife, Elizabeth Foster, as a result of their respective interests in Kilkenny, are each a controlling person of Kilkenny.

         KBW Asset Management, Inc. ("KBW Asset Management") has its principal offices located at 2 Hudson Place, 4th Floor, Hoboken, New Jersey 07030. KBW Asset Management is responsible for the management of the Trust's banking/financial services separate investment account. KBW Asset Management, a wholly-owned subsidiary of Keefe, Bruyette & Woods, Inc., which has its principal offices located at 787 7th Avenue, 4th Floor, New York, New York 10019, provides investment advisory services to several institutional and individual investors. John Duffy is the Chairman and Chief Executive Officer of Keefe, Bruyette & Woods and may be deemed to be a controlling person of KBW Asset Management. Keefe, Bruyette & Woods is an institutionally-oriented securities broker-dealer and a full service investment bank devoted exclusively to the banking and financial services industries. A New York Stock Exchange-member firm, Keefe, Bruyette & Woods serves investors, banks and thrifts through its research, trading, corporate finance and advisory work. Keefe, Bruyette & Woods was founded in 1962 and is an employee-owned firm.

         Charles Lott and Michael O'Brien are the Portfolio Managers of KBW Asset Management who will be primarily responsible for investment decisions of the banking/financial services separate investment account. Messrs. Lott and O'Brien are the directors of KBW Asset Management, with Mr. Lott serving as Chairman.

         Keefe, Bruyette & Woods, Inc. from time to time serves as broker to the Trust. In such capacity, it received $23,377 in brokerage commissions from the Trust for the fiscal year ended September 30, 2002.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NEW SUB-ADVISORY AGREEMENTS

              PROPOSAL 5: APPROVAL OR DISAPPROVAL OF CHANGES TO THE
                  TRUST'S FUNDAMENTAL SHARE REPURCHASE POLICIES

         At the Meeting, shareholders will be asked to vote on the approval of certain changes in the Trust's fundamental share repurchase policies. The Trust offers to repurchase a specific percentage of its outstanding shares each quarter pursuant to Rule 23c-3 under the 1940 Act. In accordance with Rule 23c-3, the Trust currently has a number of fundamental policies pertaining to its periodic share repurchases that may not be changed without a vote of the majority of shareholders. The Board has determined it to be in the Trust's and shareholders' best interest to implement certain changes to such policies. Set forth below are the Trust's current fundamental share repurchase policies numbered 1-3 for ease of reference.

Current Share Repurchase Policies

         1. Every three months, the Trust will make periodic share repurchase offers prior to the end of each quarter, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing in June 2002.

         2. The repurchase request due dates will be 21 days prior to the end of the applicable quarterly period, which will be the repurchase date (or the prior business day if that day is a New York Stock Exchange holiday).

         3. There will be a maximum 14-day period between the due date for each repurchase request and the date on which the Trust's net asset value for that repurchase is determined.

Proposed Changes to Share Repurchase Policies

         Repurchase policy no. 1 will not change in substance; rather, language used to describe it will be revised to clarify that the applicable quarterly periods are the calendar quarters. The changes highlighted below will not result in change to any aspect of the share repurchases:

         1. Every three months, the Fund will make periodic share repurchase offers prior to the end of each calendar quarter (in March, June, September, December), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing in June 2002.

         Repurchase policy no. 2 will change to shorten the period of time between the date that shareholders must return their share repurchase requests (the repurchase request due date) and the date that the net asset value for that repurchase is determined. Current repurchase policy no. 2 results in the Trust having at least a seven-day period between the repurchase due date and the date that net asset value for that repurchase period is set. Under proposed repurchase policy no. 2, such period will be shortened to two days (except in the event that the NYSE is closed on the applicable Wednesday). As a result, there will be fewer days that the Trust's net asset value could change after shareholders submit their requests prior to the repurchase date. The Investment Adviser has determined that this shorter period of time does not present any operational problems. Set forth below are the proposed changes to share repurchase policy no. 2:

         2. The repurchase request due dates will be 21 days prior to the end of the applicable quarterly period, which will be the repurchase date the Wednesday immediately preceding the third Friday of the last month of each calendar quarter (or the prior business day if that day is a New York Stock Exchange holiday).


         Repurchase policy no. 3 is not proposed to be changed.

         Evaluation By The Board of Trustees. The proposed changes to the Trust's fundamental share repurchase policies were unanimously approved by the Board of Trustees at a meeting held on January 24, 2003. In considering the proposed language for share repurchase policy no. 1, the Board considered that such language merely clarified the quarters that the repurchases would be effected and did not change such policy in any manner. In considering the proposed changes to share repurchase policy no. 2, the Board considered that, even though the Trust had conducted three quarterly share repurchases under the current policies without suffering any operational difficulties, (1) since the Trust was convening a shareholder meeting for the consideration of the New Advisory Agreement and the New Sub-Advisory Agreements it would not incur any material additional expense by soliciting shareholder approval for this proposal, (2) the Investment Adviser was of the opinion, and informed the Board, that the proposed changes would result in the quarterly share repurchases being operationally easier to implement and (3) in the Board's opinion, the proposed changes would allow shareholders to be better able to inform themselves of the likely net asset value of their shares to be repurchased as the period of time between the repurchase due date and the date that net asset value would be determined would be shorter. Based on its evaluation, the Board of Trustees determined that approval of the proposed language to share repurchase policy no. 1 and the changes to share repurchase policy no. 2 would be in the best interests of the Trust and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGES TO THE TRUST'S FUNDAMENTAL SHARE REPURCHASE POLICES

                               VOTING INFORMATION

         Required Vote. To become effective, each of Proposals 1, 2, 3, 4, and 5 independently requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Trust (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Trust present at the meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Trust. This voting requirement is referred to herein as a "majority of the outstanding voting securities." For more information, see "Voting Information
- Quorum."

         Record Date. Only shareholders of record at the close of business on February 26, 2003 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Trust was 4,491,731.171. All shares of the Trust will vote in the aggregate.

         You should send your proxy in by one of the following methods.

1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope or send it to the Trust by facsimile at 1-877-226-7171.

2. Call 1-877-456-6399. Enter the 12-digit control number on the enclosed Proxy Card and follow the telephone instructions.

         In accordance with Section 3806 of the Delaware Statutory Trust Act, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

         Quorum. A quorum is constituted with respect to the Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted.

         In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

         For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

         o all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

         o        abstentions and broker non-votes as to such proposals.

     The persons named as proxies will vote the following shares against adjournment:

         o all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

         A shareholder vote may be taken with respect to the Trust on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of January 31, 2003, certain Trustees and the investment adviser, and all Trustees and officers of the Trust as a group held of record the following shares.

                                                                   Amount and Nature
                                                                     of Beneficial
   Title of Class      Name and Address of Beneficial Owner(1)         Ownership          Percent of Class
   --------------      ---------------------------------------         ---------          ----------------

Common Shares       Howard M. Singer                                4,371.09 shares(2)            *
                    Todd Ladda                                      1,052.63 shares               *

                    Trustees and officers
                    as a group                                      5,423.72 shares               *

----------
*     Less than one percent.
(1) The address for all is c/o CIBC World Markets Corp., 622 Third Ave., 8th Floor, New York, NY 10017.
(2) Includes 1,094.74 shares beneficially owned by Mr. Singer's wife for which Mr. Singer disclaims beneficial ownership.

                                  OTHER MATTERS

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, and the Board is not aware of such matter a reasonable period of time prior to the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Trust.

         Shareholders may receive a copy of the Trust's Annual Report for the fiscal year ended September 30, 2002 without charge by contacting the Trust at 1-877-456-6399.

         Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Trust that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Trust at: c/o CIBC World Markets Corp., 622 Third Ave., 8th Floor, New York, NY 10017, Attention: Secretary, or via telephone at 1-877-456-6399. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Trust as set forth above.


                             ADDITIONAL INFORMATION

         Administrator. PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Trust.

         Principal Distributor. CIBC WM, which is located at 622 Third Ave., 8th Floor, New York, NY 10017 currently acts as the principal distributor for the Trust.

                                                                         Annex I


Invested Trustee(s) of the Fund

                            Position(s) Held                  Principal Occupation(s)
Name, Address And Age       With The Fund                     During Past 5 Years
---------------------       -------------                     -------------------

Howard M. Singer*........   Chairman of the Board             Mr. Singer is a Managing Director of the Alternative Assets
CIBC World Markets Corp                                       Group, Asset Management Division, CIBC World Markets Corp.
622 Third Ave., 8th Floor                                     He is an Individual General Partner of Augusta and Troon,
New York, NY 10017                                            investment companies for which affiliates of the Adviser
Age 39                                                        serve as investment adviser; a member of the Board of
                                                              Managers of Alyeska, Sawgrass, Stratigos, Whistler, Wynstone
                                                              and Xanthus, for which an affiliate of the Investment
                                                              Adviser serves as investment adviser; a member of the
                                                              Management Board of Deauville, for which an affiliate of the
                                                              Investment Adviser serves as investment adviser; a Director of India Fund and Asia Fund, for which affiliates of the
                                                              Investment Adviser serve as investment adviser.

---------------------
* Trustee who is an "interested person" (as defined by the 1940 Act) of the
Fund.






Fund Officers

         The following persons are officers of both the Fund and Advantage Advisers, Inc., the corporate parent of the Investment Adviser:

Name, Address(1) And        Position(s) Held                  Principal Occupation(s)
Age                         With The Fund(2)                  During Past 5 Years
---                         ---------------------             -----------------------

Bryan E. McKigney........   President and                     Mr. McKigney is a Managing Director and the Chief
 Age 44                     Secretary                         Administrative Officer at CIBC World Markets. Mr. McKigney
                                                              has been in the financial services industry since 1981.
                                                              Prior to joining CIBC World Markets in 1993, he was a Vice
                                                              President with Chase Manhattan Bank. Mr. McKigney is a
                                                              member of CIBC World Markets Asset Management Division's
                                                              Operating Committee. Mr. McKigney also serves as President and Secretary of the India Fund and the Asia Fund.

A. Tyson Arnedt..........   Vice.President                    Mr. Arnedt is an Executive Director of CIBC World Markets.
 Age 41                                                       Mr. Arnedt, who is an attorney by training, is a member of
                                                              CIBC World Markets' Alternative Investments Group. Prior to
                                                              joining CIBC World Markets in 1998, he was an associate
                                                              attorney in the New York offices of Dechert (1997-1998) and
                                                              Seward & Kissel (1992-1997).


Alan E. Kaye.............   Treasurer                         Mr. Kaye is an Executive Director, Finance, of CIBC World
 Age 51                                                       Markets. Mr. Kaye has been in the financial services
                                                              industry with CIBC World Markets and its predecessors since
                                                              1976. Mr. Kaye is a member of CIBC World Markets Asset
                                                              Management Division's Pricing Committee. Mr. Kaye also
                                                              serves as Treasurer of the India Fund and the Asia Fund.

Todd Ladda...............   Vice.President                    Mr. Ladda is a Managing Director and Director of Marketing
 Age 40                                                       for The Alternative Investments Group at CIBC World Markets.
                                                              In addition to his marketing responsibilities, he serves on the group's Risk Management and Due Diligence Investment
                                                              committees. Prior to joining CIBC World Markets, Mr. Ladda was a Financial Consultant with both Merrill Lynch and Smith
                                                              Barney where he specialized in providing asset management
                                                              services to the high-net-worth marketplace.

Barbara Pires............   Vice.President                    Barbara Pires is Executive Director, Compliance, of CIBC
 Age 50                                                       World Markets Asset Management Division. Ms. Pires has been in the securities industry since 1970, and currently heads up the division's compliance team. Prior to joining CIBC
                                                              World Market in 1996, she held positions at HSBC Asset
                                                              Management Americas, Inc. and Morgan Guaranty Trust Co.

------------------
(1)  The address of each officer is c/o CIBC World Markets Corp.,
     622 Third Avenue, 8th Floor, New York, New York 10017.
(2)  Officers are not compensated by the Fund.

                                                                    Appendix A



                          INVESTMENT ADVISORY AGREEMENT

          This AGREEMENT, dated ________, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), and Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser").

         WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Investment Adviser is willing to provide such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         Section 1. General. The Investment Adviser agrees, all as fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the Fund's assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

         Section 2. Duties and Obligations of the Investment Adviser with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this Section 2 and subject to the direction and control of the Fund's Board of Trustees, the Investment Adviser shall:

                  (a) act as investment adviser for, and supervise and manage the investment and reinvestment of, the Fund's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the overall supervision of the Board of Trustees;

                  (b) supervise continuously the investment program of the Fund and the composition of its investment portfolio and, in connection therewith, identify, make arrangements for and retain portfolio managers or sub-advisers to assist in managing the Fund's assets and monitor adherence by the portfolio managers or sub-advisers to the investment strategies selected for use by the Fund;

                  (c) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and

                  (d) provide, or arrange to have provided, investment research to the Fund.

         Section 3. Duties and Obligations of Investment Adviser with Respect to the Administration of the Fund. To the extent not required to be provided by the Fund's administrator, the Investment Adviser agrees to furnish, or have furnished, office facilities and certain support and administrative services and personnel as necessary to operate the Fund as follows:

                  (a) overseeing the determination and publication of the Fund's net asset value in accordance with the Fund's policy with respect thereto as adopted from time to time by the Board of Trustees;

                  (b) overseeing the maintenance by the Fund's custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Fund;

                  (c) overseeing the preparation and filing of the Fund's federal, state and local income tax returns and any other required tax returns;

                  (d) reviewing the appropriateness of and arranging for payment of the Trust's expenses;

                  (e) preparing, or arranging to have prepared, for review and approval by officers of the Fund, financial information for the Fund's semi-annual and annual reports to shareholders, proxy statements (if any) and other communications with shareholders, and arranging for the printing and dissemination of such reports and other communications to shareholders;

                  (f) preparing, or arranging to have prepared, for review by officers of the Fund semi-annual and annual financial reports for the fund required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and such other reports, forms and filings to or with the SEC as may be required by the 1940 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Investment Advisers Act of 1940, as amended (the "Advisers Act");

                  (g) preparing reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund's custodian, transfer agent, custodian, dividend paying agent, counsel or auditors;

                  (h) making such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deem appropriate;

                  (i) making such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund's custodian and transfer agent and dividend disbursing agent as the Board of Trustees may reasonably request or deem appropriate;

                  (j) overseeing and reviewing calculations of fees paid to the Fund's service providers;

                  (k) overseeing the Fund's portfolio and performing necessary calculations as required under Section 18 of the 1940 Act;

                  (l) consulting with the Fund's officers, independent accountants, legal counsel, custodian, accounting agent, transfer agent and dividend disbursing agent in establishing the accounting policies of the Fund and monitoring financial and shareholder accounting services;

                  (m) implementing the Fund's share repurchase program as authorized by the Board of Trustees and as provided in the Fund's registration statement as filed with the SEC on Form N-2 (the "Registration Statement"), as the same may be amended from time to time;

                  (n) implementing the Fund's plan to sell additional shares on a continuous or periodic basis in accordance with the Registration Statement;

                  (o) assisting in the determination of amounts available for distribution as dividends and distributions to be paid by the Fund's shareholders; preparing and arranging for the printing of dividend notices to shareholders; and providing the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan;

                  (p) preparing such information and reports as may be required by any banks from which the Fund borrows funds;

                  (q) providing such assistance to the Fund's custodian, counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;

                  (r) assisting in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Exchange Act and Section 30(h) of the 1940 Act for the officers and trustees of the Fund, such filings to be based on information provided to the Investment Adviser by those persons;

                  (s) responding to, or referring to the Fund's officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund; and

                  (t) supervising any other aspects of the Fund's administration as may be agreed to by the Fund and the Investment Adviser.

         All services are to be furnished through the medium of any managers, members, officers or employees of the Investment Adviser or any affiliate of the foregoing as the Investment Adviser deems appropriate in order to fulfill its obligations hereunder.

         The Fund will reimburse the Investment Adviser or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

         Section 4. Covenants. In the performance of its duties under this Agreement, the Investment Adviser shall at all times:

                  (a) Conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act, and all applicable Rules and Regulations of the SEC; (ii) any other applicable provisions of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Fund, as such documents may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Registration Statement; and (v) any policies and determinations of the Board of Trustees of the Fund.

                  (b) Without limiting the generality of paragraph (a) hereof, sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act.

                  (c) Without limiting the generality of paragraph (a) hereof, the Investment Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this principle, the Investment Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Investment Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser); provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(d) Will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Investment Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of its affiliates.

(e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Notification Policy of the Fund set forth in the Registration Statement (as amended or supplemented from time to time) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

Section 5. Services Not Exclusive. Nothing in this Agreement shall prevent the Investment Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Investment Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

Section 6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 7. Agency Cross Transactions. From time to time, the Investment Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Investment Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Investment Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Investment Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Investment Adviser.

         Section 8. Expenses. During the term of this Agreement, the Investment Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Investment Adviser.

         Section 9. Compensation of the Investment Adviser.

                  (a) As compensation for management services and for services furnished by, or arranged to be furnished by, the Investment Adviser (or, in the case of administrative services, an affiliate of the Investment Adviser), the Fund agrees to pay to the Investment Adviser a management fee (the "Management Fee") computed at the annual rate of 1.25% of the Fund's daily net assets. The Management Fee will be due and payable in arrears within five business days after the end of each month. For purposes of this Agreement, net assets of the Fund shall be calculated pursuant to the procedures adopted by the Board of Trustees of the Fund for calculating the value of the Fund's assets or delegating such calculations to third parties.

                  (b) As further compensation for management services provided by the Investment Adviser, subject to the proviso in the last sentence of this paragraph (b) and paragraph (c) below and to the requirements of the 1940 Act and the Advisers Act, the Fund agrees to pay to the Investment Adviser an incentive fee (an "Incentive Fee") in an amount equal to 20% of each Separate Investment Account's net profit ("Net Profit") for any Fiscal Period, which, with respect to any Fiscal Period, shall be an amount equal to such Separate Investment Account's realized and unrealized gains and investment income net of realized and unrealized depreciation, investment loss and allocated expenses (allocated in accordance with the Registration Statement). Incentive Fees will be determined as of the last day of a Fiscal Period and will be paid promptly thereafter from the assets of such Separate Investment Account to which the Incentive Fee is attributable; provided that, in the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year end, only that portion of the Incentive Fee that is attributable to the Net Profit of the portion of the Separate Investment Account's assets reduced by the Fund to fund shareholder repurchase requests (as set forth in the Registration Statement) will be paid to the Investment Adviser for such fiscal period.

                  (c) No Incentive Fee with respect to a Separate Investment Account will be payable for any Fiscal Period unless the positive balance in such Separate Investment Account's cumulative loss account from prior Fiscal Periods (if any) has been reduced to zero by such Separate Investment Account's cumulative Net Profit. Upon the commencement of the Fund's operations, a cumulative loss account will be established for each Separate Investment Account which will be credited with the dollar amount of that Separate Investment Account's Cumulative Loss on a daily basis. If the assets of a Separate Investment Account are reduced by the Fund at the close of a Fiscal Period when such Separate Investment Account's cumulative loss account has a positive balance, the amount of such Separate Investment Account's cumulative loss account will be reduced (but not below zero) in proportion to the reduction in assets from such Separate Investment Account.

                  (d) For purposes of this Agreement,

                           (i) "Cumulative Loss" shall mean the cumulative
                  amount (for all Fiscal Periods) of a Separate Investment Account's realized and unrealized depreciation, investment loss and allocated expenses net of the Separate Investment Account's cumulative Net Profit;

                           (ii) a "Separate Investment Account" shall mean an
                  account established by the Fund pursuant to which a portion of the Fund's assets will be allocated in order to pursue the Fund's investment strategy, all as further set forth in the Registration Statement; and

                           (iii) a "Fiscal Period" shall mean each twelve-month
                  period ending on the Fund's fiscal year end; provided that whenever the assets of a Separate Investment Account are reduced as a result of the Fund's share repurchases, the period of time from the last fiscal period-end through that date shall constitute a fiscal period.

                  (e) Special Provision with Respect to Certain Terminations. Notwithstanding the foregoing paragraph (b), in the event that any Separate Investment Account's then current Portfolio Manager or group of associated Portfolio Managers is terminated as Portfolio Manager of a Separate Investment Account (whether pursuant to the termination of this Agreement or the termination of any such Portfolio Manager or group of associated Portfolio Managers in accordance with the Registration Statement) at a time when such Separate Investment Account has a net profit, the Fund will be required to pay an Incentive Fee to the Investment Adviser with respect to such Separate

Investment Account calculated in a manner as if such termination date were the last day of a Fiscal Period ending concurrently with the Fund's fiscal year end.

         Section 10. Indemnity.

                  (a) The Fund hereby agrees to indemnify the Investment Adviser, and each of the Investment Adviser's members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Investment Adviser's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

         The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         Section 11. Limitation on Liability.

                  (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section
5.4 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders of the Fund individually, but bind only the estate of the Fund.

         Section 12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months; provided that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser); provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Investment Adviser on 60 days' written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the meanings provided such terms in the 1940 Act and the rules thereunder.)

         Section 13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         Section 14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         Section 16. Use of the name Advantage Advisers. The Investment Adviser has consented to the use by the Fund of the name or identifying words "Advantage Advisers" in the name of the Fund. Such consent is conditioned upon the employment of the Investment Adviser as the investment adviser to the Fund. The name or identifying words "Advantage Advisers" may be used from time to time in other connections and for other purposes by the Investment Adviser and any of its affiliates. The Investment Adviser may require the Fund to cease using "Advantage Advisers" in the name of the Fund if the Fund ceases to employ, for any reason, the Investment Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

         Section 17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         Section 18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I


                        By:  _____________________________
                                Name:
                                Title:



                     ADVANTAGE ADVISERS, L.L.C.


                        By:  ______________________________
                                Name:
                                Title:

                                                                      Appendix B


                        SUB-INVESTMENT ADVISORY AGREEMENT

         This AGREEMENT, dated ________, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser"), and Alkeon Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information");

         WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

         WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated ________, ____ (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act; and

         WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-Adviser is willing to provide such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         Section 1. General. The Investment Adviser and the Fund hereby appoint the Sub-Adviser to act as sub-adviser with respect to the technology Separate Investment Account (as defined in the Prospectus) and the Sub-Adviser accepts such appointment and agrees, all as fully set forth herein, to act as a sub-adviser to the Fund with respect to the investment of the technology Separate Investment Account's assets and to supervise and arrange for the day-to-day operations of the technology Separate Investment Account and the purchase of securities for and the sale of securities held in the technology Separate Investment Account.

         Section 2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this
Section 2 and the oversight and supervision of the Investment Adviser and subject to the direction and control of the Fund's Board of Trustees, the Sub-Adviser shall:

                  (a) act as investment adviser for, and invest and reinvest, the technology Separate Investment Account's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the technology Separate Investment Account and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the oversight and supervision of the Investment Adviser and to the direction and control of the Fund's Board of Trustees;

                  (b) supervise continuously the investment program of the technology Separate Investment Account and the composition of its investment portfolio;

                  (c) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the technology Separate Investment Account; and

                  (d) provide, or arrange to have provided, investment research to the Fund.

         Section 3. [Reserved].

         Section 4. Covenants. In the performance of its duties under this Agreement, the Sub-Adviser shall at all times:

                  (a) Conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act, and all applicable Rules and Regulations of the SEC; (ii) any other applicable provisions of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Fund, as such documents may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Registration Statement; and (v) any policies and determinations of the Board of Trustees of the Fund as communicated in writing to the Sub-Adviser.

                  (b) Without limiting the generality of paragraph (a) hereof, the Sub-Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-

Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this principle, the Sub-Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser, the Investment Adviser or another of the Fund's sub-advisers); provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

                  (c) Maintain books and records with respect to the technology Separate Investment Account's securities transactions and will render to the Investment Adviser and the Board of Trustees such periodic and special reports as they may request.

                  (d) Keep the Fund and the Investment Adviser informed of developments materially affecting the technology Separate Investment Account and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose. The Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the technology Separate Investment Account, including: (i) the name of the issuer, (ii) the amount of the purchase or sale,
(iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

                  (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Notification Policy of the Fund set forth in the Registration Statement (as amended or supplemented from time to time) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

                  (f) Will do and perform any such further acts and things related to the management of the technology Separate Investment Account or the performance of any other duty, obligation or agreement hereunder as the Investment Adviser may from time to time reasonably request.

                  (g) If any of its affiliates conducts a commercial banking operation, (i) it will maintain a policy and practice of conducting its investment advisory services hereunder independently of said commercial banking operations and (ii) when it makes investment recommendations for the technology Separate Investment Account, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the technology Separate Investment Account are customers of the commercial department of its affiliates.

         Section 5. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         Section 6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 7. Agency Cross Transactions. From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

         Section 8. Expenses. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

         Section 9. Compensation of the Investment Adviser. As compensation for all services rendered by the Sub-Adviser hereunder, the Investment Adviser from the "Management Fee" (as defined in the Advisory Agreement) will pay the Sub-Adviser an amount equal to 0.25% of the average daily net assets of the technology Separate Investment Account. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the receipt thereof from the Fund.

         Section 10. Indemnity.

                  (a) The Fund hereby agrees to indemnify the Sub-Adviser, and each of the Sub-Adviser's members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Adviser's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

            The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

Section 11. Limitation on Liability.

                  (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section
5.4 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders of the Fund individually, but bind only the estate of the Fund.

         Section 12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months; provided that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the meanings provided such terms in the 1940 Act and the rules thereunder.)

         Section 13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         Section 14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         Section 16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         Section 17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                  ADVANTAGE ADVISERS MULTI-SECTOR FUND I


                                  By:  _________________________________
                                          Name:
                                          Title:



                                  ADVANTAGE ADVISERS, L.L.C.

                                  By:  _________________________________
                                          Name:
                                          Title:



                                  ALKEON CAPITAL MANAGEMENT, LLC


                                  By:  _________________________________
                                           Name:
                                           Title:

                                                                      Appendix C


                        SUB-INVESTMENT ADVISORY AGREEMENT

         This AGREEMENT, dated ________, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser"), and Kilkenny Capital Management, a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information");

         WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

         WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated ________, ____ (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act; and

         WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-Adviser is willing to provide such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         Section 1. General. The Investment Adviser and the Fund hereby appoint the Sub-Adviser to act as sub-adviser with respect to the healthcare/ biotechnology Separate Investment Account (as defined in the Prospectus) and the Sub-Adviser accepts such appointment and agrees, all as fully set forth herein, to act as a sub-adviser to the Fund with respect to the investment of the healthcare/biotechnology Separate Investment Account's assets and to supervise and arrange for the day-to-day operations of the healthcare/biotechnology Separate Investment Account and the purchase of securities for and the sale of securities held in the healthcare/biotechnology Separate Investment Account.

         Section 2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this
Section 2 and the oversight and supervision of the Investment Adviser and subject to the direction and control of the Fund's Board of Trustees, the Sub-Adviser shall:

                  (a) act as investment adviser for, and invest and reinvest, the healthcare/biotechnology Separate Investment Account's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the healthcare/biotechnology Separate Investment Account and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the oversight and supervision of the Investment Adviser and to the direction and control of the Fund's Board of Trustees;

                  (b) supervise continuously the investment program of the healthcare/biotechnology Separate Investment Account and the composition of its investment portfolio;

                  (c) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the healthcare/biotechnology Separate Investment Account; and

                  (d) provide, or arrange to have provided, investment research to the Fund.

Section 3.  [Reserved].

                  Section 4. Covenants. In the performance of its duties under this Agreement, the Sub-Adviser shall at all times:

                  (a) Conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act, and all applicable Rules and Regulations of the SEC; (ii) any other applicable provisions of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Fund, as such documents may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Registration Statement; and (v) any policies and determinations of the Board of Trustees of the Fund as communicated in writing to the Sub-Adviser.

                  (b) Without limiting the generality of paragraph (a) hereof, the Sub-Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this principle, the Sub-Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser, the Investment Adviser or another of the Fund's sub-advisers); provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

                  (c) Maintain books and records with respect to the healthcare/biotechnology Separate Investment Account's securities transactions and will render to the Investment Adviser and the Board of Trustees such periodic and special reports as they may request.

                  (d) Keep the Fund and the Investment Adviser informed of developments materially affecting the healthcare/biotechnology Separate Investment Account and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose. The Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the healthcare/biotechnology Separate Investment Account, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

                  (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Notification Policy of the Fund set forth in the Registration Statement (as amended or supplemented from time to time) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

                  (f) Will do and perform any such further acts and things related to the management of the healthcare/biotechnology Separate Investment Account or the performance of any other duty, obligation or agreement hereunder as the Investment Adviser may from time to time reasonably request.

                  (g) If any of its affiliates conducts a commercial banking operation, (i) it will maintain a policy and practice of conducting its investment advisory services hereunder independently of said commercial banking operations and (ii) when it makes investment recommendations for the healthcare/biotechnology Separate Investment Account, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the healthcare/biotechnology Separate Investment Account are customers of the commercial department of its affiliates.

         Section 5. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         Section 6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 7. Agency Cross Transactions. From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

         Section 8. Expenses. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

         Section 9. Compensation of the Investment Adviser. As compensation for all services rendered by the Sub-Adviser hereunder, the Investment Adviser from the "Management Fee" (as defined in the Advisory Agreement) will pay the Sub-Adviser an amount equal to 0.25% of the average daily net assets of the healthcare/biotechnology Separate Investment Account. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the receipt thereof from the Fund.

         Section 10. Indemnity.

                  (a) The Fund hereby agrees to indemnify the Sub-Adviser, and each of the Sub-Adviser's members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Adviser's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

         The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         Section 11. Limitation on Liability.

                  (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section
5.4 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders of the Fund individually, but bind only the estate of the Fund.

         Section 12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months; provided that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the meanings provided such terms in the 1940 Act and the rules thereunder.)

         Section 13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         Section 14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         Section 16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         Section 17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                    ADVANTAGE ADVISERS MULTI-SECTOR FUND I


                                    By:  _________________________________
                                            Name:
                                            Title:



                                    ADVANTAGE ADVISERS, L.L.C.


                                    By:  _________________________________
                                            Name:
                                            Title:



                                    KILKENNY CAPITAL MANAGEMENT, L.L.C.


                                    By:  _________________________________
                                            Name:
                                            Title:

                                                                     Appendix D


                        SUB-INVESTMENT ADVISORY AGREEMENT

         This AGREEMENT, dated ________, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser"), and KBW Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").

         WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information");

         WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

         WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated _________, ____ (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act; and

         WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-Adviser is willing to provide such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         Section 1. General. The Investment Adviser and the Fund hereby appoint the Sub-Adviser to act as sub-adviser with respect to the banking/financial services Separate Investment Account (as defined in the Prospectus) and the Sub-Adviser accepts such appointment and agrees, all as fully set forth herein, to act as a sub-adviser to the Fund with respect to the investment of the banking/financial services Separate

Investment Account's assets and to supervise and arrange for the day-to-day operations of the banking/financial services Separate Investment Account and the purchase of securities for and the sale of securities held in the banking/financial services Separate Investment Account.

         Section 2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this
Section 2 and the oversight and supervision of the Investment Adviser and subject to the direction and control of the Fund's Board of Trustees, the Sub-Adviser shall:

                  (a) act as investment adviser for, and invest and reinvest, the banking/financial services Separate Investment Account's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the banking/financial services Separate Investment Account and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the oversight and supervision of the Investment Adviser and to the direction and control of the Fund's Board of Trustees;

                  (b) supervise continuously the investment program of the banking/financial services Separate Investment Account and the composition of its investment portfolio;

                  (c) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the banking/financial services Separate Investment Account; and

                  (d) provide, or arrange to have provided, investment research to the Fund.

         Section 3. [Reserved].

         Section 4. Covenants. In the performance of its duties under this Agreement, the Sub-Adviser shall at all times:

                  (a) Conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act, and all applicable Rules and Regulations of the SEC; (ii) any other applicable provisions of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Fund, as such documents may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Registration Statement; and (v) any policies and determinations of the Board of Trustees of the Fund as communicated in writing to the Sub-Adviser.

                  (b) Without limiting the generality of paragraph (a) hereof, the Sub-Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this principle, the Sub-Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser, the Investment Adviser or another of the Fund's sub-advisers); provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

                  (c) Maintain books and records with respect to the banking/financial services Separate Investment Account's securities transactions and will render to the Investment Adviser and the Board of Trustees such periodic and special reports as they may request.

                  (d) Keep the Fund and the Investment Adviser informed of developments materially affecting the banking/financial services Separate Investment Account and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose. The Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the banking/financial services Separate Investment Account, including: (i) the name of the issuer,
(ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

                  (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Notification Policy of the Fund set forth in the Registration Statement (as amended or supplemented from time to time) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

                  (f) Will do and perform any such further acts and things related to the management of the banking/financial services Separate Investment Account or the performance of any other duty, obligation or agreement hereunder as the Investment Adviser may from time to time reasonably request.

                  (g) If any of its affiliates conducts a commercial banking operation, (i) it will maintain a policy and practice of conducting its investment advisory services hereunder independently of said commercial banking operations and (ii) when it makes investment recommendations for the banking/financial services Separate Investment Account, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the banking/financial services Separate Investment Account are customers of the commercial department of its affiliates.

         Section 5. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         Section 6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 7. Agency Cross Transactions. From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

         Section 8. Expenses. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

         Section 9. Compensation of the Investment Adviser. As compensation for all services rendered by the Sub-Adviser hereunder, the Investment Adviser from the "Management Fee" (as defined in the Advisory Agreement) will pay the Sub-Adviser an amount equal to 0.25% of the average daily net assets of the banking/financial services Separate Investment Account. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the receipt thereof from the Fund.

         Section 10. Indemnity.

                  (a) The Fund hereby agrees to indemnify the Sub-Adviser, and each of the Sub-Adviser's members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Adviser's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

         The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         Section 11. Limitation on Liability.

                  (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section
5.4 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders of the Fund individually, but bind only the estate of the Fund.

         Section 12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months; provided that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the meanings provided such terms in the 1940 Act and the rules thereunder.)

         Section 13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         Section 14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         Section 16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         Section 17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I


                                   By:  ______________________________
                                           Name:
                                           Title:


                                   ADVANTAGE ADVISERS, L.L.C.


                                   By:  ______________________________
                                           Name:
                                           Title:



                                   KBW ASSET MANAGEMENT, INC.


                                   By:  ______________________________
                                           Name:
                                           Title:

                                 [FORM OF PROXY]
                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON APRIL 25, 2003

         The undersigned hereby appoints Howard M. Singer, Bryan McKigney and
A. Tyson Arnedt, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in Advantage Advisers Multi-Sector Fund I (the "Trust") held of record by the undersigned at the close of business on February 26, 2003 at the Special Meeting of Shareholders of the Trust to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on April 25,
2003 at 2:00 p.m. (New York time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated [March ], 2003.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


1. To approve or disapprove the proposed investment advisory agreement between the Trust and Advantage Advisers, L.L.C. (the "Investment Adviser").


         Place an "X" in One Box.

         FOR /_/           AGAINST /_/      ABSTAIN /_/

2. To approve or disapprove the proposed sub-investment advisory agreement among the Trust, the Investment Adviser and Alkeon Capital Management, LLC.


         Place an "X" in One Box.

         FOR /_/           AGAINST /_/      ABSTAIN /_/

3. To approve or disapprove the proposed sub-investment advisory agreement among the Trust, the Investment Adviser and Kilkenny Capital Management, L.L.C.


         Place an "X" in One Box.

         FOR /_/           AGAINST /_/      ABSTAIN /_/

4. To approve or disapprove the proposed sub-investment advisory agreement among the Trust, the Investment Adviser and KBW Asset Management, Inc.


         Place an "X" in One Box.

         FOR /_/           AGAINST /_/      ABSTAIN /_/

5. To approve or disapprove the proposed changes to the Trust's fundamental share repurchase policies.


         Place an "X" in One Box.

         FOR /_/           AGAINST /_/      ABSTAIN /_/


6. To transact such other business as may properly come before the meeting or any adjournment thereof.


PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO [1-877-226-7171].

         If this proxy is properly executed and received by the Trust prior to the meeting, the interests in the Trust represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Trust are held jointly, each holder should sign.


-----------------------------
Name of Shareholder
(exactly as it appears on your account statement)


-----------------------------
Authorized Signature
Title:


-----------------------------
Authorized Signature
Title:


Date:
     -------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:            Sign your name exactly as it appears on
                                    your account statement.

2.  All Other Accounts:             The capacity of the individuals signing
                                    the proxy card should be indicated unless it is reflected in the form of registration.

For example:  for Corporate Accounts or Government Accounts

Registration                                          Valid Signature
------------                                          ---------------

(1)      ABC Corp                                     John Doe, Treasurer
(2)      ABC Corp c/o John Doe, Treasurer             John Doe
(3)      ABC Corp., Profit Sharing Plan               John Doe, Trustee